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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 29, 2003
                                        ---------------
                       (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-6377               77-0176309
--------------------------------      --------------      ----------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)


         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (650) 969-7277
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On August 29, 2003, PricewaterhouseCoopers LLP ("PwC") informed Drexler Technology Corporation (the "Company") that PwC would not be standing for re-appointment as the Company's independent auditors.

      The reports of PwC on the Company's consolidated financial statements as of and for each of the fiscal years ended March 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      During the fiscal years ended March 31, 2002 and 2003, and through August 29, 2003, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      As of the date of this filing, the Audit Committee of the Company's Board of Directors has begun the process but has not yet selected new independent auditors to audit the consolidated financial statements for the current fiscal year ending March 31, 2004.

     The Company provided PwC with a copy of the foregoing disclosures and requested PwC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated September 5, 2003, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

      The following exhibit is filed herewith as part of this Current Report on Form 8-K:

      Exhibit
      Number         Description
      -------        -----------

       16.1 Letter from PwC to the Securities and Exchange Commission dated September 5, 2003

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                    DREXLER TECHNOLOGY CORPORATION (Registrant)


Date: September 5, 2003             /s/ Steven G. Larson
                                    --------------------------------------------
                                    Steven G. Larson
                                    Vice President, Finance and Chief Financial
                                    Officer

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                               INDEX TO EXHIBITS

 Exhibit
 Number          Description
 -------         -----------

  16.1 Letter from PwC to the Securities and Exchange Commission dated September 5, 2003




















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